                                                                    EXHIBIT 10.9

                                   SCOLR, INC.

                       NONQUALIFIED STOCK OPTION AGREEMENT

TO:      ___________________________________

         We are pleased to inform you that you have been selected by the Plan Administrator of SCOLR, Inc.'s (the "Company") 1995 Stock Option Plan (the "Plan") to receive a nonqualified stock option for the purchase of _________ shares of the Company's Common Stock at an exercise price of $________ per share. A copy of the Plan is attached hereto and incorporated herein by reference.

         The option is a nonqualified option and is not intended to qualify as an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended. Except as expressly provided herein, this option is subject to the terms, definitions and provisions of the Plan and in this Agreement. The most important of the terms set forth in the Plan are summarized as follows:

TERM

         The term of the option is ten (10) years from date of grant, unless sooner terminated.

EXERCISE

         During your lifetime only you can exercise the option. The Plan also provides for exercise of the option by the personal representative of your estate or the beneficiary thereof following your death. You may use the Notice of Exercise of Option in the form attached to this Agreement when you exercise the option.

PAYMENT FOR SHARES

         The option may be exercised by the delivery of:

         (a) Cash, personal check (unless, at the time of exercise, the Plan Administrator determines otherwise), bank certified or cashier's check; or

         (b) Unless the Plan Administrator in its sole discretion determines otherwise, shares of the capital stock of the Company held by you having a fair market value at the time of exercise, as determined in good faith by the Plan Administrator, equal to the exercise price.

TERMINATION

         The option will terminate immediately upon termination of your relationship with the Company for cause (as defined in the Plan), or three months after cessation of your relationship with the Company or a related corporation, unless such cessation is due to total disability (as defined in the Plan) or death, in which case the option shall terminate twelve (12) months after cessation of your relationship with the Company.

TRANSFER OF OPTION

         The option is not transferable except by will or by the applicable laws of descent and distribution.

VESTING

         The option shall vest and become exercisable according to the following schedule:

Date on and After Which Option                      Portion of Total Option
       is Exercisable                                Which is Excercisable

        ___________                                       ____________
        ___________                                       ____________
        ___________                                       ____________

TAXATION

         The date of grant of the option is ____________, 2000. Generally, with respect to nonqualified stock options, (i) no income is recognized by you at the time the option is granted; (ii) at exercise, ordinary income is recognized by you in an amount equal to the difference between the fair market value of the shares on the date of exercise and the option exercise price paid for the shares, and (iii) upon the sale of the shares, any further increase or decrease in the value of the shares is treated as long-term or short-term capital gain or loss. If required under applicable tax laws, the Company may require you to pay withholding tax with respect to the ordinary income amount that is treated as compensation. You may also be subject to the Alternative Minimum Tax and/or have an obligation to pay estimated tax payments to federal and/or state governments. In all cases, you should obtain tax advice when exercising your option and before disposing of the shares.

Please execute the Acceptance and Acknowledgement set forth below on the enclosed copy of this Agreement and return it to the undersigned.

                                            Very truly yours,

                                            SCOLR, INC.

                                            By:_________________________________
                                            Its:________________________________

                         ACCEPTANCE AND ACKNOWLEDGEMENT

         I, being a resident of the State of ______________________________, accept the nonqualified stock option described above and in SCOLR, Inc.'s Amended 1995 Stock Option Plan, and acknowledge receipt of a copy of this Agreement, including a copy of the Plan. I have read and understand the Plan.

Dated: _______________, 2000.

                                            ____________________________________
                                            Signature
                                            ____________________________________
                                            Print/Type Name
                                            Taxpayer I.D. No.___________________

         By his or her signature below, the spouse of the Optionee, if such Optionee is legally married as of the date of his or her execution of this Agreement, acknowledges that he or she has read this Agreement and the Plan and is familiar with the terms and provisions thereof, and agrees to be bound by all the terms and conditions of this Agreement and the Plan.

Dated: _______________, 2000.

                                            ____________________________________
                                            Spouse's Signature
                                            ____________________________________
                                            Print/Type Name
                                            Taxpayer I.D. No.___________________

         By his or her signature below, the Optionee represents that he or she is not legally married as of the date of execution of this Agreement.

Dated: _______________, 2000.

                                            ____________________________________
                                            Optionee's Signature
                                            ____________________________________
                                            Print/Type Name
                                            Taxpayer I.D. No.___________________

                 NOTICE OF EXERCISE OF NONQUALIFIED STOCK OPTION

TO:      SCOLR, INC.

         I, being a resident of the State of _________________________, hereby exercise my nonqualified stock option granted by SCOLR, Inc. (the "Company') in the Nonqualified Stock Option Agreement, dated ______________, _____, subject to all the terms and provisions thereof and of the 1995 Amended Stock Option Plan referred to therein, and notify the Company of my desire to purchase _______ shares of common Stock of the company at the exercise price of $________ per share which were offered to me pursuant to said option.

         All capitalized terms shall have the meaning set forth in the Plan or the Nonqualified Stock Option Agreement.

Dated: _______________, 2000.

                                            ____________________________________
                                            Signature
                                            ____________________________________
                                            Print/Type Name
                                            ____________________________________
                                            Street Address
                                            ____________________________________
                                            City/State                  Zip Code
                                            Taxpayer I.D. No.___________________

                                     RECEIPT

SCOLR, INC., hereby acknowledges receipt from ________________________________ ________________________________________________ in payment for _______ shares common stock of SCOLR, Inc., a Delaware corporation, of $_______ in the form of:

         [ ]      Cash
         [ ]      Check (personal cashier's check or bank certified)
         [ ]      ______ shares of the Company's common stock, fair market value
         $_____ per share.

         Dated: _______________, 2000.

                                            SCOLR, INC.

                                            By:_________________________________
                                            Its:________________________________